Supplement dated November 13, 2017
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust I
Columbia Corporate Income Fund	9/1/2017
Effective immediately, the list of portfolio managers under the caption “Fund Management” in the Summary Prospectus and in the “Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Tom Murphy, CFA	Vice President, Senior Portfolio Manager and Head of Investment Grade Credit	Lead Portfolio Manager	2011
Timothy Doubek, CFA	Senior Portfolio Manager	Portfolio Manager	2011
The rest of the section remains the same.
Effective immediately, the information about the portfolio managers under the caption “Portfolio Managers” in the “More Information About the Fund — Primary Service Providers" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Tom Murphy, CFA	Vice President, Senior Portfolio Manager and Head of Investment Grade Credit	Lead Portfolio Manager	2011
Timothy Doubek, CFA	Senior Portfolio Manager	Portfolio Manager	2011
Mr. Murphy joined the Investment Manager in 2002. Mr. Murphy began his investment career in 1986 and earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Michigan.
Mr. Doubek joined the Investment Manager in 2001. Mr. Doubek began his investment career in 1987 and earned an M.B.A. from the University of Michigan.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP136_04_001_(11/17)